U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.     )

Check the appropriate box:

[   ]  Preliminary Information Statement [   ]  Confidential, for
Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2)) [X]

Definitive Information Statement

                         GLOBAL FOODS ONLINE, INC.
            (Name of the Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required [ ] Fee Computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

1.  Title of each class of securities to which transaction applies:

2.  Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.  Proposed aggregate offering price:

5.  Total fee paid:

[  ]  Fee paid previously with preliminary materials.

[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.  Amount previously paid:

2.  Form, schedule, or registration statement number:

3.  Filing party:

4.  Date filed:

Notes:

                                INFORMATION STATEMENT

                              Global Foods Online, Inc.
                           520 North Kings Road, Suite 214
                            Los Angeles, California 90048

                     We Are Not Asking You for a Proxy and You Are
                           Requested Not To Send Us a Proxy

     This Information Statement is furnished by the Board of Directors of Global Foods Online, Inc., a Nevada corporation ("Company"), to the holders of record at the close of business on November 7, 2001 ("Record Date"), of the Company's outstanding common stock, par value $0.001 per share ("Common Stock"), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"). This Information Statement is being furnished to such stockholders for the purpose of seeking consent of the stockholders in regards to the following: 1) Increasing the authorized Common Shares of the Company to 400,000,000 with a par value of $0.001; 2) Change the name of the corporation to Global Diversified Industries, Inc.; 3) Creating a Series A Preferred Class of Stock with conversion rights at a five (5) Common for one (1) Series A Preferred Share ratio; 4) Acquiring, through a share for share exchange, Majestic Modular Buildings, Ltd., a Maryland corporation; and 5) Acquiring, through a share for share exchange, Lutrex Enterprises, Inc., a California corporation.

     The Company's Board of Directors unanimously approved the increase of the authorized common shares and the creation of the Preferred Shares on November 1, 2001. The Company thereafter received the consent of a majority of the outstanding shares of Common Stock. The Company will, when permissible following the expiration of the twenty-day period mandated by Rule 14c, do the following: 1) File an Amendment to the Certificate of Incorporation with the Nevada Secretary of State increasing the authorized shares of the Company to 400,000,000 with a par value of $0.001 and creating a Series A Preferred Class of Stock with conversion rights at a five (5) Common for one (1) Series A Preferred Share ratio. These amendments will not be filed until after a date which is at least twenty (20) days after the filing of this Definitive Information Statement.

     This Information Statement will be sent on or about November 9, 2001, to the Company's stockholders of record who are not solicited for their consent of this corporate action.

     The Agreement and Plan of Exchange for Majestic Modular
Buildings, Ltd., and the Agreement and Plan of Exchange for Lutrex Enterprises, Inc. are attached to this Schedule 14C. A Form 8-K will be filed subsequent to the expiration of the filing period for this Schedule 14C.

                             VOTING SECURITIES

     The record date of shareholders entitled to receive notice of this corporate action by the Company is the close of business on November 7, 2001. On such date, the Company had issued and outstanding 1) 11,057,342 shares of $0.001 par value common stock that were entitled to vote on this issue. Each share is entitled to one vote per share on any matter that may properly come before the shareholders and there is no cumulative voting right on any shares. Pursuant to applicable Nevada Law, there are no dissenter's or appraisal rights relating to the matters to be voted

     All matters to be voted on require an affirmative vote of a majority of the issued and outstanding shares of the Company. The Company has solicited and received written consent of greater than 50% of the majority of stockholders. As management and other major shareholders hold, directly or indirectly, a majority of the outstanding shares as of the record date and voted in favor of the proposal and therefore has approved the proposal.

                    STOCK OWNERSHIP - COMMON STOCK

     The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of November 7, 2001 (11,057,342 issued and outstanding) by (i) all shareholders known to the Company to be beneficial owners of more than 5% of the outstanding Common Stock; (ii) each director and executive officer; and (iii) all officers and directors of the Company as a group. Except as may be otherwise indicated in the footnotes to the table, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.

Title of        Name and Address               Amount of       Percent of
Class           of Beneficial Owner            Beneficial         Class
                                               Ownership(1)

Common Stock    John Harrison                   1,950,000        17.64%
                Director, President
                70 Alder Lodge
                Stevenage Road
                London SW6 6NR
                England

Common Stock    David Gordon                    1,950,000        17.64%
                Vice-President, Secretary,
                Director
                520 North Kings Road
                Suite 214
                Los Angeles, CA 90048

Common Stock    Shares of all directors and     3,900,000        35.28
                executive officers as a
                group (4 persons)

Common Stock    Cornell Capital Partners          964,303         8.72%
                10 Exchange Place
                Suite 1404
                Jersey City, NJ 07302

(1) The shareholder votes taken achieved majority consent, thereby confirming the Board of Directors' Resolution approving the amendment to the Certificate of Incorporation, and did not rely upon options as none of the options granted have voting rights.

                          DESCRIPTION OF SECURITIES.

I.  Shareholders' Rights

     A. Common Shares. The Company's articles of incorporation currently authorize the issuance of 50,000,000 shares of common stock, with a par value of $0.001. The holders of the shares:

     have equal ratable rights to dividends from funds legally available therefore, when, as, and if declared by the board of directors of the company are entitled to share ratably in all of the assets of the company available for distribution upon winding up of the affairs of the company are entitled to one non-cumulative vote per share on all matters on which shareholders may vote at all meetings of shareholders.

These securities do not have any of the following rights

     special voting rights

     preference as to dividends or interest

     preemptive rights to purchase in new issues of shares

     preference upon liquidation

     any other special rights or preferences.

     In addition, the shares are not convertible into any other security. There are no restrictions on dividends under any loan other financing arrangements or otherwise. As of November 7, 2001, the company had 11,057,342 shares of common stock issued and outstanding.

II.  Possible Anti-Takeover Effects of Authorized but Unissued Stock.

     The Company's authorized but unissued capital stock, will, after amending the Articles of Incorporation to 400,000,000 and after the issuance of stock to for the acquisitions of the two subsidiaries, will consist of more than 280,000,000 shares of common stock. One effect of the existence of authorized but unissued capital stock may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of the company by means of a merger, tender offer, proxy contest, or otherwise, and thereby to protect the continuity of the Company's management. If, in the due exercise of its fiduciary obligations, for example, the Board of Directors were to determine that a takeover proposal was not in the Company's best interests, such shares could be issued by the Board of Directors without stockholder approval in one or more private placements or other transactions that might prevent, or render more difficult or costly, completion of the takeover transaction by diluting the voting or other rights of the proposed acquirer or insurgent stockholder or stockholder group, by creating a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.


III.  Transfer Agent.

     The company has engaged the services of Fidelity Transfer
Company to act as transfer agent and registrar.

IV.  Amendment to the Certificate of Incorporation.

     The corporate action to be taken consists of the Company filing an Amendment to the Certificate of Incorporation.


                    FINANCIAL AND OTHER INFORMATION

     The following documents previously filed by the Company (File No. 000-29334) with the Securities and Exchange Commission pursuant to the Exchange Act are incorporated herein by reference:

(a) The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, containing audited financial statements for the fiscal years ended December 31, 2000, filed on April 17, 2001 pursuant to Section 13(a) of the Exchange Act.

(b)  All other reports filed by the Company pursuant to Section
13(a) of the Exchange Act since April 17, 2001, consisting of the Company's Quarterly Report on Form 10-QSB for the fiscal quarters ended March 31, 2001 and June 30, 2001.

     The latest Annual Report on Form 10-KSB will be given to shareholders receiving this Information Statement.



By order of the Board of Directors
November 9, 2001


/s/  John Harrison
John Harrison, Director and President

                 EXHIBIT A - AGREEMENT AND PLAN OF EXCHANGE
                    WITH MAJESTIC MODULAR BUILDINGS, LTD.

                       AGREEMENT AND PLAN OF EXCHANGE

     This Agreement and Plan of Exchange ("Agreement") between Global Foods Online, Inc., a Nevada corporation ("Global"), and Majestic Modular Buildings, Ltd., a Maryland corporation ("Modular" or "Acquired Corporation"), wholly-owned subsidiary of The Majestic Companies, Ltd., a Nevada Corporation, the two corporations, Global and Modular, acting by their respective boards of directors and sometimes collectively referred to as the "Constituent Corporations," is entered into this 9th day of November 2001, and will have an effective date as set forth in Article I, Section 2 hereafter.

     WHEREAS, Global is a corporation organized and existing under the laws of the State of Nevada, having been originally incorporated on September 14, 1990, with its principal business office located at 520 North Kings Road, Suite 214, Los Angeles, California 90048;

     WHEREAS, the authorized capital stock of Global consists of Fifty Million (50,000,000) shares of common stock, par value of $0.001 per share, of which Eleven Million Fifty-Seven Thousand Three Hundred Forty-Two (11,057,342) shares are presently issued and outstanding.

     WHEREAS, Nevada Revised Statutes 92A.110 confers upon Global the power to acquire all of the outstanding owner's interests of one or more classes or series of another entity not already owned by it, and Nevada Revised Statutes 92A.250 confers upon Global the right to issue its own shares in exchange for shares of another corporation;

     WHEREAS, Modular is a corporation organized and existing under the laws of the State of Maryland, with its principal business office located at 320 Ninth Street, Modesto, CA 95351;

     WHEREAS, Modular is a wholly-owned subsidiary of The Majestic Companies, Ltd., a Nevada Corporation, which owns all one hundred
(100) shares of common stock, par value of $0.001 per share;

     WHEREAS, Modular is a fully operational business that builds modular classrooms for schools. Modular needs to have capital and assets available to be able to complete its outstanding building contracts;

     WHEREAS Global has received a commitment from an investment group to fund Global with an equity line of credit in an amount not to exceed Three Million Dollars ($3,000,000) over a twenty-four (24) month period;

     WHEREAS, concurrent with this Agreement, an Agreement and Plan of Exchange is being consummated between Lutrex Enterprises, Inc. and Global such that neither acquisition is a predecessor agreement between Global and either of the two acquired companies, Modular or Lutrex Enterprises, Inc.;

     WHEREAS, the respective boards of directors of Global and Modular deem it desirable and in the best interests of the corporations and their stockholders that the corporations enter into this Agreement pursuant to the terms and conditions contained herein; and

     WHEREAS, in order to consummate this exchange and in consideration of the mutual benefits to be derived and the mutual agreements contained herein, Global and Modular approve and adopt this Agreement.

     NOW, THEREFORE, in consideration of the promises and mutual agreements, provisions and covenants herein contained, it is agreed by and between the parties that, in accordance with the provisions of the laws of the State of Nevada, there shall be an exchange of interest between Global and Modular as of the Effective Date (as defined in Article I, Section 2 hereafter) with Modular being a subsidiary of Global, all on the terms and conditions set forth as follows:

                                 ARTICLE I
                            EXCHANGE OF INTEREST

1.  Shareholder Approval.

     This Agreement has been submitted to the shareholders of the each of the Constituent Corporations as provided for in accordance with the Nevada Revised Statutes and has been adopted by receiving the affirmative vote of the holders of a majority of the common stock of the Constituent Corporations. As this Agreement has been so approved and adopted, Global and Modular shall immediately proceed to effectuate the exchange of interest between Global and Modular.

2.  Filings After Shareholder Approval.

     As soon as practicable after all other conditions to the obligations of the parties to this agreement to the effect the exchange of interest shall have been satisfied or waived, Global shall file with the Nevada Secretary of State a duly executed Articles of Exchange, as required by Nevada Revised Statutes 92A.200, and take such other and future actions as may be required by Nevada law to make the exchange of interest effective. The exchange of interest between Global and Modular shall become effective upon the filing of the Articles of Exchange with the Nevada Secretary of State ("Effective Date").

3.  Effect of Exchange of Interest.

     When the exchange takes effect, the owner's interests of Modular are exchanged as provided in this Agreement, and the former holders of the owner's interests are entitled only to the rights provided in the Articles of Exchange or any rights created pursuant to NRS 92A.300 to 92A.500, inclusive.

                               ARTICLE II
               NAME AND CONTINUED CORPORATE EXISTENCE
                       OF ACQUIRED CORPORATION

     The corporate name of Modular, the acquired corporation, whose corporate existence will survive this exchange as a wholly-owned subsidiary of Global and continue thereafter, and its identity, existence, purposes, powers, objects, franchises, rights and immunities shall continue unaffected and unimpaired by the exchange of interest.

                               ARTICLE III
                         DIRECTORS AND OFFICERS
              OF ACQUIRED CORPORATION; INTERIM MANAGEMENT

1.  Officers/Directors.

     The current Board of Directors and Officers of Modular shall resign upon the Effective Date. As a wholly-owned subsidiary of Global, Global shall appoint the new officers and/or directors of Modular as soon as practicable, and until such time, the following individuals shall be interim Officers/Directors:

Gerard Lehman

The number of directors of the Acquired Corporation shall be three
(3) until changed by action of the Board of Directors of the Acquired Corporation pursuant to its bylaws. If, on or after the Effective Date, a vacancy shall for any reason exist in the Board of Directors of the Acquired Corporation, or in any of the offices, the vacancy shall be filled in the manner provided in the certificate of incorporation of Global or in its bylaws.

2.  Annual Meeting.

     The first annual meeting of the shareholders of the Acquired
Corporation after the Effective Date shall be the annual meeting provided by the bylaws of Global for the year 2002.

3.  Management Agreement - Modular.  Upon the signing of the
Agreement, the following management agreement will become effective:

     (a) Beginning Tuesday, November 6, 2001, and continuing until the closing of this transaction, Phil Hamilton will become the manager of Modular in Modesto, California, with power to hire, fire and otherwise operate the business operations and manufacturing activities.

     (b) Modular will fund all of its business operations during such management period.

     (c) Phil Hamilton will be compensated, in arrears, for such management activities at the same rate he is subsequently employed by Lutrex, a subsidiary of Global. In the event this transaction is not consummated, Phil Hamilton will be paid a management fee of $10,000.00 per month or portion thereof that he acts as the Modular manager.

                                 ARTICLE IV
                 CAPITAL STOCK OF ACQUIRED CORPORATION

     The capitalization of the Acquired Corporation upon the Effective Date shall be as set forth in the certificate of incorporation of Modular.

                                  ARTICLE V
               EXCHANGE OF SHARES/ ISSUANCE OF NOTE PAYABLE

     Global shall issue to The Majestic Companies, Ltd. a total of Twenty-Eight Million, Five Hundred Thousand shares of the common stock, par value of $0.001 per share of Global, such that, for each of the One Hundred shares of Modular currently outstanding, there will be Two Hundred Eighty-Five Thousand shares of Global issued to The Majestic Companies, Ltd. It is understood that The Majestic Companies, Ltd. will thereafter issue a dividend to its shareholders of record the Twenty-Eight Million, Five Hundred Thousand shares of the common stock of Global in a pro-rata distribution.

     Global will sign a note payable to The Majestic Companies, Ltd. for Nine Hundred Thousand Dollars ($900,000.00), payable over a sixteen (16) month period. That period shall commence twenty days after the filing of the Schedule 14C ("Effective Date") and the inclusion of the acquisition agreements between the two wholly-owned subsidiaries under the following structure: First payment, due on the (Effective date), $10,000.00; Second payment, due one month after the Effective date, $20,000.00; Third payment, due two months after the Effective date, $30,000.00; Fourth payment, due three months after the Effective date, $40,000.00; Fifth payment, due four months after the Effective date, $50,000.00; Sixth payment, due five months after the Execution date, $50,000.00; and for the remaining ten (10) more, payments of $70,000.00 on each month thereafter after the date of the Effective date. It is understood that in any month whereby Global cannot make the payment without impairing working capital, Global may elect to make all or any portion of the payment in stock of Global at the bid price on the date the payment is due.

                                  ARTICLE VI
                           ASSETS AND LIABILITIES

     On the Effective Date, all property, real, personal and mixed, and all debts due to either of the Constituent Corporations on whatever account, as well for stock subscriptions as all other choses in action, and all and every other interest of or belonging to either of Constituent Corporations shall remain with each of the Constituent Corporations, and the title to any real estate or any interest, whether vested by deed or otherwise, in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the exchange; provided, however, that all rights of creditors and all liens upon the property of either of the Constituent Corporations shall be preserved unimpaired, and any debts, liabilities, obligations and duties of the respective Constituent Corporations shall remain with each of them. The parties respectively agree that from time to time, when requested by either party or by its successors or assigns, they will execute and deliver or cause to be executed and delivered all deeds and instruments, and will take or cause to be taken all further or other action, as either party may deem necessary or desirable in order to vest in and confirm to each of the respective parties or its successors or assigns title to and possession of all the property and rights and otherwise carry out the intent and purposes of this Agreement.

                              ARTICLE VII
             CONDUCT OF BUSINESS BY CONSTITUENT CORPORATIONS

     Prior to the Effective Date, Modular shall conduct its business in its usual and ordinary manner, and shall not enter into any transaction other than in the usual and ordinary course of such business except as provided. Without limiting the generality of the above, Modular shall not, except as otherwise consented to in writing by Global or as otherwise provided in this Agreement:

1. Issue or sell any shares of its capital stock in addition to those outstanding on this date, except shares issued pursuant to rights or options outstanding at that date;

2. Issue rights to subscribe to or options to purchase any shares of its stock in addition to those outstanding on this date;

3.  Amend its certificate of incorporation or its bylaws;

4.  Issue or contract to issue funded debt;

5. Declare or pay any dividend or make any other distribution upon or with respect to its capital stock.

6. Repurchase any of its outstanding stock or by any other means transfer any of its funds to its shareholders either selectively or rateably, in return for value or otherwise, except as salary or other compensation in the ordinary or normal course of business;

7. Undertake or incur any obligations or liabilities except current obligations or liabilities in the ordinary course of business and except for liabilities for fees and expenses in connection with the negotiation and consummation of the merger in amounts to be determined after the Effective Date;

8. Mortgage, pledge, subject to lien or otherwise encumber any realty or any tangible or intangible personal property;

9. Sell, assign or otherwise transfer any tangible assets of whatever kind, or cancel any claims, except in the ordinary course of business;

10. Sell, assign, or otherwise transfer any trademark, trade name, patent or other intangible asset;

11. Default in performance of any material provision of any material contract or other obligation;

12.  Waive any right of any substantial value; or

13. Purchase or otherwise acquire any equity or debt security of another corporation except to realize on an otherwise worthless debt.

                              ARTICLE VIII
              WARRANTIES OF THE CONSTITUENT CORPORATIONS

1.  Representations and Warranties of Modular.

     Modular covenants, represents and warrants to Global that:

a. It is on the date of this Agreement, and will be on the Effective Date, (a) a corporation duly organized and existing and in good standing under the laws of the jurisdiction of the State of Maryland, (b) duly authorized under its articles, and under applicable laws, to engage in the business carried on by it, and (c) it is fully qualified to do business in the State of California;

b. Its Board of Directors and its stockholders have authorized and approved the execution and delivery of this Agreement, and the performance of the transactions contemplated by this Agreement.

c. It has complied with, and is not in violation of any applicable Federal, State, or local statutes, laws, and regulations affecting its properties or the operation of its business.

d. The execution and delivery of this Agreement and its performance in the time and manner contemplated will not cause, constitute, or conflict with, or result in any of the following: (1) a breach or violation of any provisions of or constitute a default under any license, indenture, mortgage instrument, article of incorporation, bylaw, other agreement or instrument to which the company is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those required or
(2) any event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of the company.

e. It will use its best efforts to collect the accounts receivable owned by it and will follow its past practices in connection with the extension of any credit prior to the Effective Date;

f. All fixed assets owned by it and employed in its business are of the type, kind and condition appropriate for its business and will be operated in the ordinary course of business until the Effective Date;

g. It has not been represented by any broker in connection with the transaction contemplated, except as it has advised Global in writing; and

h. Modular, in addition to other action which is has covenanted, represented, and warranted to Global that it shall take, shall also:

     (1) Use its best efforts to preserve its business organization intact, to keep available to Global the present employees of Modular, and to preserve for Global the relationships of Modular with suppliers and customers and others having business relations with Modular; and

2.  Representations and Warranties of Global.

     Global covenants, represents and warrants to Modular that:

a. It is on the date of this Agreement, and will be on the Effective Date, (a) a corporation duly organized and existing and in good standing under the laws of the jurisdiction of the State of Nevada, (b) duly authorized under its articles, and under applicable laws, to engage in the business carried on by it, and (c) it is fully qualified to do business in the State of California;

b. Its Board of Directors and its shareholders have authorized and approved the execution and delivery of this Agreement, and the performance of the transactions contemplated by this Agreement, and is a legal, valid, and binding obligation of the company, and is enforceable in accordance with its terms and conditions.

c. It has complied with, and is not in violation of any applicable Federal, State, or local statutes, laws, and regulations affecting its properties or the operation of its business.

d. The execution and delivery of this Agreement and its performance in the time and manner contemplated will not cause, constitute, or conflict with, or result in any of the following: (1) a breach or violation of any provisions of or constitute a default under any license, indenture, mortgage instrument, article of incorporation, bylaw, other agreement or instrument to which the company is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those required or
(2) any event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of the company.

e. It will use its best efforts to collect the accounts receivable owned by it and will follow its past practices in connection with the extension of any credit prior to the Effective Date;

f. All fixed assets owned by it and employed in its business are of the type, kind and condition appropriate for its business and will be operated in the ordinary course of business until the Effective Date;

g. It has not been represented by any broker in connection with the transaction contemplated, except as it has advised Global in writing;

h.  It is a fully reporting company under the Securities Exchange
Act of 1934, and is current in all its reporting requirements;

i. Its common stock is listed and trading on the Over the Counted Bulletin Board (under the trading symbol "GFDO") and no restrictions have been imposed on the trading of these shares by the National Association of Securities Dealers, Inc. or any other regulatory body; and

j.  Global represents that there are no outstanding options, warrants or other instruments currently in existence that would
entitle anyone to acquire new shares of Global.  	In the event any
such instruments are found, the shareholders that were diluted by such instruments will receive additional shares to offset such entitlements. The purpose of this provision is to assure that after the Modular and Lutrex acquisitions are completed, the shareholders of both the subsidiaries will maintain the percentages contemplated by the acquisitions of both subsidiaries, Twenty-Seven percent and Fifty-Nine percent, respectively.

                                ARTICLE IX
                        CONSUMMATION OF EXCHANGE

     Notwithstanding shareholder authorization and at any time prior to the filing, the filing and recording of this Agreement may be deferred from time to time by mutual consent of the respective boards of directors of each of the Constituent Corporations, and, to the extent provided below, the merger may be abandoned:

1.  At the election of the Board of Directors of either Constituent
Corporation if:

a. The warranties and representations of the other Constituent Corporation contained in this Agreement shall not be substantially accurate in all material respects on and as of the Effective date; or the covenants contained of the other Constituent Corporation shall not have been performed or satisfied in all material respects; or

b. Prior to the merger (1) there shall have been filed in any court or agency having jurisdiction a complaint or other proceeding seeking to restrain or enjoin the merger contemplated hereby.

                              ARTICLE X
                   POST EXECUTION, PRE EXCHANGE

     It is understood that upon execution of this Agreement, and concurrent with the execution of the agreement between Global and Lutrex Enterprises, Inc., counsel for Global will file a Schedule 14C and as a result of that filing, the corporate action contemplated by this transaction will not take place until twenty
(20) days thereafter. After the execution of this Agreement, and during that twenty-day period, nothing shall cause this Agreement to be void, voidable or invalid.

                              ARTICLE XI
                             MISCELLANEOUS

1.  Access to Books and Records.

     To enable Global to coordinate the activities of Modular with those of Global on and after the Effective Date, Modular shall, before the Effective Date, afford to the officers and authorized representatives of Global free and full access to the plants, properties, books and records of Modular, and the officers of Modular will furnish Global with financial and operating data and other information as to the business and properties of Modular as Global shall from time to time reasonably request. Global shall, before the Effective Date, afford to the officers and authorized representatives of Modular such access, and Global's officers will furnish such data and information to Modular, as may be reasonably required by Modular for the preparation of its proxy statement in connection with the meeting of shareholders to be called pursuant to section 1 of Article I of this Agreement. Global and Modular agree that, unless and until the merger contemplated by this Agreement has been consummated, Global and Modular and their officers and representatives will hold in strict confidence all data and information obtained from one another as long as it is not in the public domain, and if the merger provided for is not consummated as contemplated, Global and Modular will each return to the other party all data as the other party may reasonably request.

2.  Rights Cumulative; Waivers.

     The rights of each of the parties under this Agreement are cumulative. The rights of each of the parties hereunder shall not be capable of being waived or varied other than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

3.  Benefit; Successors Bound.

     This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights, and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their heirs, executors, administrators, representatives, successors, and permitted assigns.

4.  Entire Agreement.

     This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. There are no promises, agreements, conditions, undertakings, understandings, warranties, covenants or representations, oral or written, express or implied, between them with respect to this Agreement or the matters described in this Agreement, except as set forth in this Agreement. Any such negotiations, promises, or understandings shall not be used to interpret or constitute this Agreement.

5.  Assignment.

     Neither this Agreement nor any other benefit to accrue hereunder shall be assigned or transferred by either party, either in whole or in part, without the written consent of the other party, and any purported assignment in violation hereof shall be void.

6.  Amendment.

     This Agreement may be amended only by an instrument in writing executed by all the parties hereto.

7.  Severability.

     Each part of this Agreement is intended to be severable. In the event that any provision of this Agreement is found by any court or other authority of competent jurisdiction to be illegal or unenforceable, such provision shall be severed or modified to the extent necessary to render it enforceable and as so severed or modified, this Agreement shall continue in full force and effect.

8.  Section Headings.

     The Section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

9.  Construction.

     Unless the context otherwise requires, when used herein, the singular shall be deemed to include the plural, the plural shall be deemed to include each of the singular, and pronouns of one or no gender shall be deemed to include the equivalent pronoun of the other or no gender.

10.  Further Assurances.

     In addition to the instruments and documents to be made, executed and delivered pursuant to this Agreement, the parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments and to take such other actions as the requesting party may reasonably require to carry out the terms of this Agreement and the transactions contemplated hereby.

11.  Notices.

     Any notice which is required or desired under this Agreement shall be given in writing and may be sent by personal delivery or either United States mail, postage prepaid, or Federal Express or similar generally recognized overnight carrier.

12.  Arbitration; Venue; Governing Law.

     This agreement shall be deemed to be made, governed by, interpreted under and construed in all respects in accordance with the commercial rules of Judicial Arbitration and Mediation Service ("JAMS"). This chosen jurisdiction is irrespective of the country or place of domicile or residence of either party. In the event of controversy arising out of the interpretation, construction, performance or breach of this agreement, the parties hereby consent to adjudication under the commercial rules of JAMS. Said venue of the arbitration shall be in Orange County, California. Judgment on the award rendered by the arbitrator may be entered in any federal or state court in Orange County, California. This Agreement shall be construed and enforced under, in accordance with, and governed by, the laws of the State of Nevada.

13.  Consents.

     The person signing this Agreement on behalf of each party hereby represents and warrants that he has the necessary power, consent and authority to execute and deliver this Agreement on behalf of such party.

14.  Termination of Agreement.

     This Agreement shall terminate on the Effective Date unless all actions required under this Agreement have not been fully performed.

15.  Survival of Provisions.

     The representations and warranties contained in Article VIII of this Agreement and any liability of one Constituent Corporation to the other for any default under the provisions of Articles IX of this Agreement, shall expire with, and be terminated and extinguished by, the merger under this Agreement on the Effective Date.

16.  Execution in Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.


GLOBAL:


By:/s/ John Harrison
John Harrison, President



MODULAR:


By:/s/ Gerard Lehman
Gerard Lehman, President



                   EXHIBIT B - AGREEMENT AND PLAN OF EXCHANGE
                        WITH LUTREX ENTERPRISES, INC.

                      AGREEMENT AND PLAN OF EXCHANGE

     This Agreement and Plan of Exchange ("Agreement") between
Global Foods Online, Inc., a Nevada corporation ("Global"), and Lutrex Enterprises, Inc., a California corporation ("Lutrex" or "Acquired Corporation"), the two corporations acting by their respective boards of directors and sometimes collectively referred to as the "Constituent Corporations," is entered into this 9th day of November 2001, and will have an effective date as set forth in
Article I, Section 2 hereafter.

     WHEREAS, Global is a corporation organized and existing under the laws of the State of Nevada, having been originally incorporated on September 14, 1990, with its principal business office located at 520 North Kings Road, Suite 214, Los Angeles, California 90048;

     WHEREAS, the authorized capital stock of Global consists of Fifty Million (50,000,000) shares of common stock, par value of $0.001 per share, of which Eleven Million Fifty-Seven Thousand Three Hundred Forty-Two (11,057,342) shares are presently issued and outstanding.

     WHEREAS, Nevada Revised Statutes 92A.110 confers upon Global the power to acquire all of the outstanding owner's interests of one or more classes or series of another entity not already owned by it, and Nevada Revised Statutes 92A.250 confers upon Global the right to issue its own shares in exchange for shares of another corporation;

     WHEREAS, Lutrex is a corporation organized and existing under the laws of the State of California, with its principal business office located at 2724 Nathan Ave, Modesto, CA 95354;

     WHEREAS, Lutrex currently has issued and outstanding one hundred (100) shares of common stock, par value of $0.001 per share.

     WHEREAS, Lutrex is a corporation that is equipped to build modular classrooms for schools. Lutrex has assets consisting of equipment, building materials, assembly lines, media collateral and management expertise. Lutrex seeks to become a wholly-owned subsidiary of a publicly-traded Over-the-Counter Bulletin Board Company that currently is also acquiring another operational modular company in the Modesto area, Majestic Modular Buildings, Ltd., hereinafter "Modular";

     WHEREAS Global has received a commitment from an investment group to fund Global with an equity line of credit in an amount not to exceed Three Million Dollars ($3,000,000) over a twenty-four (24) month period;

     WHEREAS, concurrent with this Agreement, an Agreement and Plan of Exchange is being consummated between Modular and Global such that neither acquisition is a predecessor agreement between Global and either of the two acquired companies, Modular or Lutrex
Enterprises, Inc.;

     WHEREAS, the respective boards of directors of Global and Lutrex deem it desirable and in the best interests of the corporations and their stockholders that the corporations enter into this Agreement pursuant to the terms and conditions contained herein; and

     WHEREAS, in order to consummate this exchange and in consideration of the mutual benefits to be derived and the mutual agreements contained herein, Global and Lutrex approve and adopt this Agreement.

     NOW, THEREFORE, in consideration of the promises and mutual agreements, provisions and covenants herein contained, it is agreed by and between the parties that, in accordance with the provisions of the laws of the State of Nevada, there shall be an exchange of interest between Global and Lutrex as of the Effective Date (as defined in Article I, Section 2 hereafter) with Lutrex being a wholly-owned subsidiary of Global, all on the terms and conditions set forth as follows:

                                ARTICLE I
                          EXCHANGE OF INTEREST

3.  Shareholder Approval.

     This Agreement has been submitted to the shareholders of the each of the Constituent Corporations as provided for in accordance with the Nevada Revised Statutes and has been adopted by receiving the affirmative vote of the holders of a majority of the common stock of the Constituent Corporations. As this Agreement has been so approved and adopted, Global and Lutrex shall immediately proceed to effectuate the exchange of interest between Global and Lutrex.

4.  Filings After Shareholder Approval.

     As soon as practicable after all other conditions to the obligations of the parties to this agreement to the effect the exchange of interest shall have been satisfied or waived, Global shall file with the Nevada Secretary of State a duly executed Articles of Exchange, as required by Nevada Revised Statutes 92A.200, and take such other and future actions as may be required by Nevada law to make the exchange of interest effective. The exchange of interest between Global and Lutrex shall become effective upon the filing of the Articles of Exchange with the Nevada Secretary of State ("Effective Date").

3.  Effect of Exchange of Interest.

     When the exchange takes effect, the owner's interests of Lutrex are exchanged as provided in this Agreement, and the former holders of the owner's interests are entitled only to the rights provided in the Articles of Exchange or any rights created pursuant to NRS 92A.300 to 92A.500, inclusive.

                                ARTICLE II
               NAME AND CONTINUED CORPORATE EXISTENCE
                        OF ACQUIRED CORPORATION

     The corporate name of Lutrex, the acquired corporation, whose corporate existence will survive this exchange as a wholly-owned subsidiary of Global and continue thereafter, and its identity, existence, purposes, powers, objects, franchises, rights and immunities shall continue unaffected and unimpaired by the exchange of interest.

                                 ARTICLE III
                            DIRECTORS AND OFFICERS
                           OF ACQUIRED CORPORATION

2.  Officers/Directors.

     The current Board of Directors and Officers of Lutrex shall not resign upon the Effective Date. The following individuals shall be Officers and/or Directors of Global:

             Philip O. Hamilton         Peter Colmer
             Adam DeBard                Robert W. Crabtree

The number of directors of the Acquired Corporation shall be three
(3) until changed by action of the Board of Directors of the Acquired Corporation pursuant to its bylaws. If, on or after the Effective Date, a vacancy shall for any reason exist in the Board of Directors of the Acquired Corporation, or in any of the offices, the vacancy shall be filled in the manner provided in the certificate of incorporation of the acquired corporation or in its bylaws.

2.  Annual Meeting.

     The first annual meeting of the shareholders of the Acquired
Corporation after the Effective Date shall be the annual meeting provided by the bylaws of Global for the year 2002.

3.  Management Agreement - Modular.  Upon the signing of the
Agreement, the following management agreement will become effective:

     (d) Beginning Tuesday, November 6, 2001, and continuing until the closing of this transaction, Phil Hamilton will become the manager of Modular in Modesto, California, with power to hire, fire and otherwise operate the business operations and manufacturing activities.

     (e) Modular will fund all of its business operations during such management period.

     Phil Hamilton will be compensated, in arrears, for such management activities at the same rate he is subsequently employed by Lutrex, a subsidiary of Global. In the event this transaction is not consummated, Phil Hamilton will be paid a management fee of $10,000.00 per month or portion thereof that he acts as the Modular manager.

                                ARTICLE IV
               CAPITAL STOCK OF SURVIVING CORPORATION

     The capitalization of the Acquired Corporation upon the Effective Date shall be as set forth in the certificate of incorporation of Lutrex.

                                 ARTICLE V
             EXCHANGE OF SHARES/ ISSUANCE OF NOTE PAYABLE

     Global shall issue to the Lutrex shareholders a total of Fifty-Nine Million shares of the common stock, par value of $0.001 per share of Global, such that, for each of the One Hundred shares of Lutrex currently outstanding, there will be Five Hundred Ninety Thousand shares of Global issued to Lutrex.

     Global will also pay to the Lutrex shareholders Seven Hundred Thousand Dollars ($700,000.00) worth of Global stock over a ten-month period in increments of $70,000.00 per month, said stock to be valued at the bid price on the first day of each month. The first such stock issuance shall be on the first day of the sixth calendar month after the "Execution Date" and shall continue on the first day of the next nine months.

                                 ARTICLE VI
                          ASSETS AND LIABILITIES

     On the Effective Date, all property, real, personal and mixed, and all debts due to either of the Constituent Corporations on whatever account, as well for stock subscriptions as all other choses in action, and all and every other interest of or belonging to either of Constituent Corporations shall remain with each of the Constituent Corporations, and the title to any real estate or any interest, whether vested by deed or otherwise, in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the exchange; provided, however, that all rights of creditors and all liens upon the property of either of the Constituent Corporations shall be preserved unimpaired, and any debts, liabilities, obligations and duties of the respective
Constituent Corporations shall remain with each of them. The parties respectively agree that from time to time, when requested by either party or by its successors or assigns, they will execute and deliver or cause to be executed and delivered all deeds and instruments, and will take or cause to be taken all further or other action, as either party may deem necessary or desirable in order to vest in and confirm to each of the respective parties or its successors or assigns title to and possession of all the property and rights and otherwise carry out the intent and purposes of this Agreement.

                                  ARTICLE VII
             CONDUCT OF BUSINESS BY CONSTITUENT CORPORATIONS

     Prior to the Effective Date, Lutrex shall conduct its business in its usual and ordinary manner, and shall not enter into any transaction other than in the usual and ordinary course of such business except as provided. Without limiting the generality of the above, Lutrex shall not, except as otherwise consented to in writing by Global or as otherwise provided in this Agreement:

1. Issue or sell any shares of its capital stock in addition to those outstanding on this date, except shares issued pursuant to rights or options outstanding at that date;

2. Issue rights to subscribe to or options to purchase any shares of its stock in addition to those outstanding on this date;

3.  Amend its certificate of incorporation or its bylaws;

4.  Issue or contract to issue funded debt;

5. Declare or pay any dividend or make any other distribution upon or with respect to its capital stock.

6. Repurchase any of its outstanding stock or by any other means transfer any of its funds to its shareholders either selectively or rateably, in return for value or otherwise, except as salary or other compensation in the ordinary or normal course of business;

7. Undertake or incur any obligations or liabilities except current obligations or liabilities in the ordinary course of business and except for liabilities for fees and expenses in connection with the negotiation and consummation of the merger in amounts to be determined after the Effective Date;

8. Mortgage, pledge, subject to lien or otherwise encumber any realty or any tangible or intangible personal property;

9. Sell, assign or otherwise transfer any tangible assets of whatever kind, or cancel any claims, except in the ordinary course of business;

10. Sell, assign, or otherwise transfer any trademark, trade name, patent or other intangible asset;

11. Default in performance of any material provision of any material contract or other obligation;

12.  Waive any right of any substantial value; or

13. Purchase or otherwise acquire any equity or debt security of another corporation except to realize on an otherwise worthless debt.

                               ARTICLE VIII
              WARRANTIES OF THE CONSTITUENT CORPORATIONS

3.  Representations and Warranties of Lutrex.

     Lutrex covenants, represents and warrants to Global that:

a. It is on the date of this Agreement, and will be on the Effective Date, (a) a corporation duly organized and existing and in good standing under the laws of the jurisdiction of the State of California, (b) duly authorized under its articles, and under applicable laws, to engage in the business carried on by it, and (c) it is fully qualified to do business in the State of California;

b. Its Board of Directors and its stockholders have authorized and approved the execution and delivery of this Agreement, and the performance of the transactions contemplated by this Agreement.

c. It has complied with, and is not in violation of any applicable Federal, State, or local statutes, laws, and regulations affecting its properties or the operation of its business.

d. It has assets consisting of equipment, building materials, assembly lines, business plans, media collateral and management expertise.

e. The execution and delivery of this Agreement and its performance in the time and manner contemplated will not cause, constitute, or conflict with, or result in any of the following: (1) a breach or violation of any provisions of or constitute a default under any license, indenture, mortgage instrument, article of incorporation, bylaw, other agreement or instrument to which the company is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those required or
(2) any event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of the company.

f. It will use its best efforts to collect the accounts receivable owned by it and will follow its past practices in connection with the extension of any credit prior to the Effective Date;

g. All fixed assets owned by it and employed in its business are of the type, kind and condition appropriate for its business and will be operated in the ordinary course of business until the Effective Date;

h. It has not been represented by any broker in connection with the transaction contemplated, except as it has advised Global in writing; and

i. Lutrex, in addition to other action which is has covenanted, represented, and warranted to Global that it shall take, shall also:

     (1) Use its best efforts to preserve its business organization intact, to keep available to Global the present employees of Lutrex, and to preserve for Global the relationships of Lutrex with suppliers and customers and others having business relations with Lutrex.

4.  Representations and Warranties of Global.

     Global covenants, represents and warrants to Lutrex that:

a. It is on the date of this Agreement, and will be on the Effective Date, (a) a corporation duly organized and existing and in good standing under the laws of the jurisdiction of the State of Nevada, (b) duly authorized under its articles, and under applicable laws, to engage in the business carried on by it, and (c) it is fully qualified to do business in the State of California;

b. Its Board of Directors and its shareholders have authorized and approved the execution and delivery of this Agreement, and the performance of the transactions contemplated by this Agreement, and is a legal, valid, and binding obligation of the company, and is enforceable in accordance with its terms and conditions.

c. It has complied with, and is not in violation of any applicable Federal, State, or local statutes, laws, and regulations affecting its properties or the operation of its business.

d. The execution and delivery of this Agreement and its performance in the time and manner contemplated will not cause, constitute, or conflict with, or result in any of the following: (1) a breach or violation of any provisions of or constitute a default under any license, indenture, mortgage instrument, article of incorporation, bylaw, other agreement or instrument to which the company is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those required or
(2) any event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of the company.

e. It will use its best efforts to collect the accounts receivable owned by it and will follow its past practices in connection with the extension of any credit prior to the Effective Date;

f. All fixed assets owned by it and employed in its business are of the type, kind and condition appropriate for its business and will be operated in the ordinary course of business until the Effective Date;

g. It has not been represented by any broker in connection with the transaction contemplated, except as it has advised Global in writing;

h.  It is a fully reporting company under the Securities Exchange
Act of 1934, and is current in all its reporting requirements;

i. Its common stock is listed and trading on the Over the Counted Bulletin Board (under the trading symbol "GFDO") and no restrictions have been imposed on the trading of these shares by the National Association of Securities Dealers, Inc. or any other regulatory body; and

j. Global represents that there are no outstanding options, warrants or other instruments currently in existence that would entitle anyone to acquire new shares of Global. In the event any such instruments are found, the shareholders that were diluted by such instruments will receive additional shares to offset such entitlements. The purpose of this provision is to assure that after the Modular and Lutrex acquisitions are completed, the shareholders of both the subsidiaries will maintain the percentages contemplated by the acquisitions of both subsidiaries, Twenty-Seven percent and Fifty-Nine percent, respectively.

                               ARTICLE IX
                      CONSUMMATION OF EXCHANGE

     If the exchange contemplated is completed, all expenses incurred in consummating the plan of exchange shall, except as otherwise agreed in writing between the Constituent Corporations, be borne by Global. If the merger is not completed, each of the Constituent Corporations shall be liable for, and shall pay, the expenses incurred by it.

     Notwithstanding shareholder authorization and at any time prior to the filing, the filing and recording of this Agreement may be deferred from time to time by mutual consent of the respective boards of directors of each of the Constituent Corporations, and, to the extent provided below, the merger may be abandoned:

1.  At the election of the Board of Directors of either Constituent
Corporation if:

a. The warranties and representations of the other Constituent Corporation contained in this Agreement shall not be substantially accurate in all material respects on and as of the date of election; or the covenants contained of the other Constituent Corporation shall not have been performed or satisfied in all material respects; or

b. Prior to the merger (1) there shall have been filed in any court or agency having jurisdiction a complaint or other proceeding seeking to restrain or enjoin the merger contemplated hereby.

                               ARTICLE X
                    POST EXECUTION, PRE EXCHANGE

     It is understood that upon execution of this Agreement, and concurrent with the execution of the agreement between Global and Lutrex Enterprises, Inc., counsel for Global will file a Schedule 14C and as a result of that filing, the corporate action contemplated by this transaction will not take place until twenty
(20) days thereafter. After the execution of this Agreement, and during that twenty day period, nothing shall cause this Agreement to be void, voidable or invalid.

                                ARTICLE XI
                               MISCELLANEOUS

1.  Access to Books and Records.

     To enable Global to coordinate the activities of Lutrex with those of Global on and after the Effective Date, Lutrex shall, before the Effective Date, afford to the officers and authorized representatives of Global free and full access to the plants, properties, books and records of Lutrex, and the officers of Lutrex will furnish Global with financial and operating data and other information as to the business and properties of Lutrex as Global shall from time to time reasonably request. Global shall, before the Effective Date, afford to the officers and authorized representatives of Lutrex such access, and Global's officers will furnish such data and information to Lutrex, as may be reasonably required by Lutrex for the preparation of its proxy statement in connection with the meeting of shareholders to be called pursuant to section 1 of Article I of this Agreement. Global and Lutrex agree that, unless and until the merger contemplated by this Agreement has been consummated, Global and Lutrex and their officers and representatives will hold in strict confidence all data and information obtained from one another as long as it is not in the public domain, and if the merger provided for is not consummated as contemplated, Global and Lutrex will each return to the other party all data as the other party may reasonably request.

2.  Rights Cumulative; Waivers.

     The rights of each of the parties under this Agreement are cumulative. The rights of each of the parties hereunder shall not be capable of being waived or varied other than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

3.  Benefit; Successors Bound.

     This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights, and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their heirs, executors, administrators, representatives, successors, and permitted assigns.

4.  Entire Agreement.

     This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. There are no promises, agreements, conditions, undertakings, understandings, warranties, covenants or representations, oral or written, express or implied, between them with respect to this Agreement or the matters described in this Agreement, except as set forth in this Agreement. Any such negotiations, promises, or understandings shall not be used to interpret or constitute this Agreement.

5.  Assignment.

     Neither this Agreement nor any other benefit to accrue hereunder shall be assigned or transferred by either party, either in whole or in part, without the written consent of the other party, and any purported assignment in violation hereof shall be void.

6.  Amendment.

     This Agreement may be amended only by an instrument in writing executed by all the parties hereto.

7.  Severability.

     Each part of this Agreement is intended to be severable. In the event that any provision of this Agreement is found by any court or other authority of competent jurisdiction to be illegal or unenforceable, such provision shall be severed or modified to the extent necessary to render it enforceable and as so severed or modified, this Agreement shall continue in full force and effect.

8.  Section Headings.

     The Section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

9.  Construction.

     Unless the context otherwise requires, when used herein, the singular shall be deemed to include the plural, the plural shall be deemed to include each of the singular, and pronouns of one or no gender shall be deemed to include the equivalent pronoun of the other or no gender.

10.  Further Assurances.

     In addition to the instruments and documents to be made, executed and delivered pursuant to this Agreement, the parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments and to take such other actions as the requesting party may reasonably require to carry out the terms of this Agreement and the transactions contemplated hereby.

11.  Notices.

     Any notice which is required or desired under this Agreement shall be given in writing and may be sent by personal delivery or either United States mail, postage prepaid, or Federal Express or similar generally recognized overnight carrier.

12.  Arbitration; Venue; Governing Law.

     This agreement shall be deemed to be made, governed by, interpreted under and construed in all respects in accordance with the commercial rules of Judicial Arbitration and Mediation Service ("JAMS"). This chosen jurisdiction is irrespective of the country or place of domicile or residence of either party. In the event of controversy arising out of the interpretation, construction, performance or breach of this agreement, the parties hereby consent to adjudication under the commercial rules of JAMS. Said venue of the arbitration shall be in Orange County, California. Judgment on the award rendered by the arbitrator may be entered in any federal or state court in Orange County, California. This Agreement shall be construed and enforced under, in accordance with, and governed by, the laws of the State of Nevada.

13.  Consents.

     The person signing this Agreement on behalf of each party hereby represents and warrants that he has the necessary power, consent and authority to execute and deliver this Agreement on behalf of such party.

14.  Termination of Agreement.

     This Agreement shall terminate on the Effective Date unless all actions required under this Agreement have not been fully performed.

15.  Survival of Provisions.

     The representations and warranties contained in Article VIII of this Agreement and any liability of one Constituent Corporation to the other for any default under the provisions of Articles IX of this Agreement, shall expire with, and be terminated and extinguished by, the merger under this Agreement on the Effective Date.

16.  Execution in Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.


GLOBAL:


By:/s/ John Harrison
John Harrison, President



LUTREX:


By:/s/ Phil Hamilton
Phil Hamilton, President